UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2007

Echo Healthcare Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	No.)

8000 Towers Crescent Drive, Suite 1300
Vienna, Virginia, 22182
(Address of principal executive offices)

(703) 448-7688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Echo Healthcare Acquisition Corp. (the “Company” or “Echo”) previously entered into an Agreement and Plan of Merger by and among the Company, Pet DRx Acquisition Company (“Merger Sub”), a newly formed, wholly-owned subsidiary of the Company, and XLNT Veterinary Care, Inc. (“XLNT”), pursuant to which Merger Sub will merge with and into XLNT (the “Merger”), which was amended and restated as of February 16, 2007.  The Company, Merger Sub and XLNT entered into a Second Amended and Restated Merger Agreement  as of October 23, 2007 that amends and restates the merger agreement as previously amended and restated.

The material terms of the Second Amended and Restated Merger Agreement are described in the “Summary” and “The Merger Agreement” sections of the preliminary prospectus included in Amendment No. 2 to Echo’s Form S-4 Registration Statement filed with the Securities and Exchange Commission (“SEC”)  on October 23, 2007 (the “Form S-4”).

XLNT has entered into employment agreements dated as of October 19, 2007 (the “Employment Agreements”) with Steven T. Johnson, its President and Chief Operating Officer, Gregory J. Eisenhauer, its Chief Financial Officer, and George A. Villasana, its General Counsel and Corporate Secretary.  Echo has agreed that upon the completion of the Merger, Echo will assume the Employment Agreements and name Messrs. Johnson, Eisenhauer and Villasana to the same offices as they each now hold with XLNT.  The material terms of the Employment Agreements are described in the “XLNT Compensation Discussion and Analysis -- Employment Agreements” section of the Form S-4.

Additional Information and Where to Find It

Echo has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission in connection with the merger, and expects to mail a Proxy Statement/Prospectus to stockholders of Echo concerning the proposed merger transaction after the Registration Statement is declared effective by the SEC. INVESTORS AND SECURITY HOLDERS OF ECHO ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ECHO, XLNT, THE MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Echo by directing a written request to: Corporate Secretary, Echo Healthcare Acquisition Corp., 8000 Towers Crescent Drive, Suite 1300, Vienna, VA 22182. Investors and security holders are urged to read the proxy statement/ prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

In addition to the registration statement and proxy statement/prospectus, Echo files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Echo at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Echo’s filings with the SEC are also available to the public from commercial document retrieval services and at the SEC’s web site at www.sec.gov.

A registration statement relating to the securities to be offered in the merger has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This document shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Echo will be soliciting proxies from the stockholders of Echo in connection with the merger and issuance of shares of Echo common stock in the merger. The directors and executive officers of Echo and the directors, officers and affiliates of XLNT may also be deemed to be participants in the solicitation of proxies. Information about the participants in the solicitation and their interests in the merger will be included in the proxy statement/prospectus.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1
Amended and Restated Merger Agreement dated October 23, 2007 by and among Echo Healthcare Acquisition Corp. Pet DRx Acquisition Company, and XLNT Veterinary Care, Inc. (incorporated by reference to Annex A included in the Form S-4)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO HEALTHCARE ACQUISITION
CORP. (Registrant)

By:	/s/ Gene E. Burleson
Gene E. Burleson
Chief Executive Officer

Date: October 24, 2007